SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 11, 1996
                        (Date of earliest event reported)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in its charter)



              Delaware             1-9971                    91-1413284
         (State or other         (Commission               (IRS Employer
         Jurisdiction of         File Number)              Identification
          Incorporation)                                       Number)




                5051 Westheimer, Suite 1400, Houston, Texas 77056
               (Address of principal executive offices, zip code)






               Registrant's telephone number including area code:
                                 (713) 624-9500

Item 5.    OTHER EVENTS

       On July 11, 1996 Burlington Resources Inc. ("BR") announced it will accelerate its on-going divestiture program. Since 1994, BR has sold over 9,000 wells. Over the next twelve months, BR plans to sell its interest in approximately 20,000 wells thus reducing its pre-1994 well count over 50 percent. The proved reserves associated with this prospective divestiture approximate 800 BCFE while the related production represents about 10 percent of BR's currently produced volumes.

           This accelerated divestiture program will allow BR to reorganize and reduce the number of its operating areas from five to three. The accelerated divestiture program and reorganization will result in more than a 20 percent reduction in the company's 1995 level of production expenses and employee count and over a 10 percent reduction in corporate administrative expenses. The company plans to substantially complete the reorganization prior to the end of the third quarter.

       BR's Board of Directors authorized the repurchase of an additional 10 million shares of common stock from time to time depending on market conditions.

       A copy of the Press Release is attached as an Exhibit to this report.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits                              Description

              99.1                          Press Release dated July 11, 1996






                           FORWARD-LOOKING STATEMENTS

           This report (including the attached exhibit) contains projections and other forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect BR's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in periodic reports previously filed with the Securities and Exchange Commission.




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






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 BURLINGTON RESOURCES INC.




                                 By    /s/  Hays R. Warden
                                       -------------------------------------
                                       Hays R. Warden
                                       Senior Vice President and Controller,
                                        and Chief Accounting Officer


Date:      July 25, 1996
















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


                                  EXHIBIT INDEX



                                                                 Sequentially
 Exhibit                                                           Numbered
 Number                            Exhibit                           Page

   99.1                 Press release dated July 11, 1996              5

















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